EXECUTION VERSION

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), made and entered into as of June 30, 1999, is by and between Health Risk Management, Inc., a corporation organized under the laws of the State of Minnesota (the "Borrower"), and U.S. Bank National Association, a national banking association (the "Bank").

                                    RECITALS

         A. The Bank and the Borrower entered into an Amended and Restated Revolving Credit and Term Loan Agreement dated as of May 1, 1998 as amended by a First Amendment to Credit Agreement dated as of January 27, 1999 (the "Credit Agreement").

         B. The Borrower desires to amend certain provisions of the Credit Agreement, and the Bank has agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

         Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

         Section 2. Amendments. The Credit Agreement is hereby amended as follows:

         2.1 Amended Definitions. The definitions of "EBITDA" and "Revolving Credit Commitment" contained in Section 1.1 of the Credit Agreement are deleted in their respective entirety and the following definitions are substituted in lieu thereof in the correct alphabetical order:

                  "EBITDA": For any period of determination, the non-consolidated net income of the Borrower before provision for income taxes, interest expense (including, without limitation, implicit interest expense on Capitalized Leases), depreciation and amortization, all as determined in accordance with GAAP, excluding therefrom (to the

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         extent included): (a) non-operating gains (including, without limitation, extraordinary or nonrecurring gains, gains from the discontinuance of operations and gains arising from the sale of assets other than inventory) during the applicable period; and (b) similar nonoperating losses during such period.

                  "Revolving Credit Commitment": The maximum unpaid principal amount of Revolving Loans which may from time to time be outstanding hereunder, being initially $6,000,000, as the same may be reduced from time to time pursuant to Section 4.3 or 4.5 and, as the context may require, the agreement of the Bank to make Revolving Loans to the Borrower subject to the terms and conditions of this Agreement.

         2.2 Deleted Definitions. Section 1.1 of the Credit Agreement is further amended by deleting the definition of "Consolidated Leverage Ratio", "Consolidated Fixed Charge Coverage Ratio", "Consolidated Operating Income" and "Consolidated Net Worth" in their respective entirety.

         2.3 New Definitions. Section 1.1 of the Credit Agreement is further amended by adding the definitions of "Asset Disposition," "Capital Stock," "Cash Flow Leverage Ratio," "Consolidated Net Income," "Consolidated Net Worth," "EBT," "Equity Interests," "Fixed Charge Coverage Ratio," "Fixed Charge Tax Deduction," "Net Available Proceeds," "Revolving Loan Facility Fee," "Surplus Note," "Term Loan Facility Fee," and "Unused Revolving Commitment" thereto in correct alphabetical order:

                  "Asset Disposition" means (a) the sale, lease, conveyance or other disposition of any assets or rights (including, without limitation, by way of a sale and leaseback) other than licensing of software or the sale or other disposition of inventory, each in the ordinary course of business consistent with past practices and (b) the issue or sale by the Borrower or any of its Subsidiaries of Equity Interests of any of the Borrower's Subsidiaries, in the case of either clause (a) or (b), whether in a single transaction or a series of related transactions.

                  "Capital Stock": (a) in the case of a corporation, corporate stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (c) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.


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                  "Cash Flow Leverage Ratio" means, for any period of
         determination, the ratio of:

                  (a) the consolidated interest-bearing Indebtedness of the Borrower and its Subsidiaries as of the last day of such period, to

                  (b) EBITDA for such period, plus the maximum amount of HRMPA's dividend payments to the Borrower permitted during such period by any Insurance Regulatory Authority, minus Capital Expenditures incurred during such period, minus Software Capital Expenditures incurred during such period, all as calculated in accordance with GAAP.

                  "Consolidated Net Income": For any period of determination, the consolidated net income of the Borrower and its Subsidiaries as determined in accordance with GAAP.

                  "Consolidated Net Worth": As of any date of determination, the sum of the amounts set forth on the consolidated balance sheet of the Borrower as the sum of the common stocks, preferred stock, additional paid-in capital and retained earnings of the Borrower (excluding treasury stock), minus the positive amount, if any, by which book value of all assets of the Borrower and its Subsidiaries that would be treated as intangibles under GAAP as at such date (including, without limitation, all such items as goodwill, trademarks, trade names, service marks, copyrights, patents, licenses, unamortized debt discount and unamortized deferred charges) exceeds the book value of such assets as at June 30, 1999.

                  "EBT": For any period of determination, the non-consolidated net income of the Borrower before provision for income taxes, all as determined in accordance with GAAP, excluding therefrom (to the extent included): (a) non-operating gains (including, without limitation, extraordinary or nonrecurring gains, gains from the discontinuance of operations and gains arising from the sale of assets other than inventory) during the applicable period; and (b) similar nonoperating losses during such period.

                  "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).


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                  "Fixed Charge Coverage Ratio": For any period of
         determination, the ratio of:

                  (a) the maximum amount of HRMPA's dividend payments to the Borrower during such period permitted by any Insurance Regulatory Authority, plus EBT for such period, plus the Fixed Charge Tax Deduction for such period, to

                  (b) consolidated interest expense of the Borrower and its Subsidiaries during such period, plus all scheduled payments of principal upon interest-bearing Indebtedness of the Borrower or any Subsidiary during such period, plus all obligations of the Borrower or any Subsidiary as lessee under any Capitalized Lease during such period, plus all scheduled payments of interest or principal under the Surplus Note during such period and without duplication, plus one-third of the aggregate amount outstanding upon the Revolving Note on the last day of such period, all as determined in accordance with GAAP.

                  "Fixed Charge Tax Deduction": As of any period of determination, the amount equal to the aggregate federal and state tax deductions allowable to the Borrower in connection with its payment of taxes upon the annualized assumed interest paid by the Borrower upon the fixed charges specified in clause (b) of the definition of "Fixed Charge Coverage Ratio" multiplied by the applicable tax rates, provided that the Borrower pays or accrues the relevant taxes to which such deduction is allowable.

                  "Net Available Proceeds": The aggregate cash proceeds received by the Borrower or any of its Subsidiaries in respect of any Asset Disposition (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Disposition), net of the direct costs relating to such Asset Disposition (including, without limitation, legal, accounting and investment banking fees, and sales commissions) and any relocation expenses incurred as a result thereof, taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and any reserve for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP.

                  "Revolving Loan Facility Fee": As defined in Section 3.2(b).

                  "Surplus Note" means that certain Promissory Note dated January 22, 1999 from HRMPA to Oxford Health Plans, Inc. in the original principal amount of $2,500,000, as the same may be amended, restated or otherwise modified from time to time with the prior written consent of the Bank.


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                  "Term Loan Facility Fee": As defined in Section 3.2(a).

                  "Unused Revolving Commitment": As of any date of determination, the amount by which the Revolving Credit Commitment exceeds the aggregate outstanding principal balance of the Revolving Note on such date.

         2.4 Facility Fees. Section 3.2 of the Credit Agreement is deleted in its entirety and the following is substituted in lieu thereof:

         Section 3.2 Facility Fees.

                  (a) Term Loan Facility Fee. The Borrower shall pay to the Bank fees (the "Term Loan Facility Fee") in an amount equal to 3/8% per annum applied to the daily amount of the outstanding principal balance of the Term Loan during the preceding quarter. Such Term Loan Facility Fees are payable in arrears quarterly on the last day of each quarter and on the earlier of the scheduled maturity of the Term Loan or the date on which the Term Loan is accelerated.

                  (b) Revolving Loan Facility Fee. The Borrower shall pay to the Bank fees (the "Revolving Loan Facility Fee") in an amount equal to 3/8% per annum applied to the daily amount of the Revolving Commitment during the preceding quarter. Such Revolving Commitment Fees are payable in arrears quarterly on the last day of each quarter and on the Revolving Loan Termination Date.

         2.5 Mandatory Prepayment and Revolver Reduction. The following new
Section 4.5 is added to the Credit Agreement immediately following Section 4.4 thereof:

         Section 4.5 Mandatory Prepayment and Revolver Reduction.

                  (a) The Borrower shall immediately notify the Bank upon the receipt by the Borrower or any Subsidiary of any Net Available Proceeds. With respect to each transaction which generates Net Available Proceeds, the Borrower shall pay, or cause to be paid, to the Bank (a) 25% of the first $10,000,000 of such Net Available Proceeds and (b) 100% of the portion of any such Net Available Proceeds over $10,000,000. Such monies shall be remitted to the Bank as soon as the same shall have been received by the Borrower or any Subsidiary and shall be applied as follows:

                           (i) first, in payment of the installments of principal upon the Term Loan, in inverse order of their maturities and, if the Term Loan has been converted to a Quoted Rate Advance, to the amounts contemplated by
                                    Section 2.3,

                           (ii) second, to the interest and commitment fees accrued upon the Revolving Loans, and

                           (iii) third, to the principal amount outstanding upon the Revolving Loans.

                  (b) The Revolving Credit Commitment shall be automatically and permanently reduced by an amount equal to any Net Available Proceeds allocable to the principal amount of the Revolving Loans pursuant to
                           Section 4.5(a)(iii) of this Agreement.

         2.6 Purchase of Assets. Section 8.3 of the Credit Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                  Section 8.3 Purchase of Assets. Except for the transactions contemplated by the Acquisition Documents, purchase or lease or otherwise acquire all or substantially all of the assets of any Person (except for purchases or other transfers by the Borrower or a wholly-owned Subsidiary from a wholly-owned Subsidiary) in an amount not in excess of $1,000,000 for any such acquisition, and in an aggregate amount which, together with Investments permitted under
         Section 8.9; provided, that any such acquisition would not cause an Adverse Event.

         2.7 Amended Financial Covenants. Sections 8.16 through 8.21 of the Credit Agreement are deleted in their respective entirety and the following sections are substituted in lieu thereof:

                  Section 8.16 [Reserved]

                  Section 8.17 Consolidated Net Worth. At any time permit its Consolidated Net Worth to be less than the sum of (a) its Consolidated Net Worth as at June 30, 1999 plus (b) 85% of its cumulative positive Consolidated Net Income attributable to the period from and after June 30, 1999.

                  Section 8.18 Consolidated Net Income. At any time permit its Consolidated Net Income to be less than the following indicated amount for the applicable fiscal quarter of the Borrower:


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                  Minimum Consolidated
                  Net Income                         Fiscal Quarter Ended
                  ----------                         --------------------
                  $900,000                           September 30, 1999
                  $950,000                           December 31, 1999
                  $1,050,000                         March 31, 2000
                  $1,150,000                         June 30, 2000
                  $1,250,000                         September 30, 2000
                  $1,350,000                         December 31, 2000
                  $1,450,000                         March 31, 2001
                  $1,550,000                         June 30, 2001
                  $1,650,000                         September 30, 2001
                  $1,750,000                         December 31, 2001
                  $1,850,000                         March 31, 2002

                  Section 8.19 Cash Flow Leverage Ratio. At any time permit the ratio of the Cash Flow Leverage Ratio for the period of four consecutive fiscal quarters ending on such date to be greater than (a)
         1.60 to 1.00 as of December 31, 1999, March 31, 2000 and June 30, 2000,
         (b) 0.90 to 1.00 as of September 30, 2000, December 31, 2000, March 31, 2001 and June 30, 2001 and (c) 0.75 to 1.00 as of September 30, 2001
         and the last day of each fiscal quarter occurring thereafter.

                  Section 8.20 Fixed Charge Coverage Ratio. At any time permit the Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters to be less than (a) 1.05 to 1.00 for the four fiscal quarters ended on December 31, 1999, March 31, 2000 and June 30, 2000,
         (b) 1.15 to 1.00 for the four fiscal quarters ended on September 30, 2000, December 31, 2000, March 31, 2001 and June 30, 2001 and (c) 1.75
         to 1.00 for the four fiscal quarters ended on September 30, 2001 and on the last day of any fiscal quarter occurring thereafter

                  Section 8.21 Unused Revolving Commitment. At any time permit the average daily Unused Revolving Commitment to be less than the following indicated amounts for the indicated fiscal quarters: (a) $250,000 for the fiscal quarter ending September 30, 1999, (b) $500,000 for the fiscal quarter ending December 31, 1999 and (c) $750,000 for the fiscal quarter ending on March 31, 1999 and for any fiscal quarter ending thereafter.

         Section 3. Effectiveness of Amendments. The amendments contained in this Amendment shall become effective upon delivery by the Borrower of, and compliance by the Borrower with, the following:

         3.1 This Amendment, duly executed by the Borrower.


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         3.2 A copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i) certifying that there has been no amendment to the Articles of Incorporation or Bylaws of the Borrower since true and accurate copies of the same were previously delivered to the Bank, and (ii) identifying each officer of the Borrower authorized to execute this Amendment and any other instrument or agreement executed by the Borrower in connection with this Amendment (collectively, the "Amendment Documents"), and certifying as to specimens of such officer's signature and such officer's incumbency in such offices as such officer holds.

         3.3 Certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment.

         3.4 Reaffirmations of Security Agreement in the forms of Exhibits A-1, A-2 and A-3, duly executed by the corporations indicated therein.

         3.5 A good standing certificate for the Borrower issued not more than 10 days prior to the date of this Amendment.

         3.6 The Bank shall have received a non-refundable amendment fee in the amount of $7,500.

         3.7 The Borrower shall have satisfied such other conditions as specified by the Bank, including payment of all unpaid legal fees and expenses incurred by the Bank through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents.

         Section 4 Defaults and Waivers.

         4.1 Events of Default and Unmeasured Events of Default.

                  (a) Capital Expenditures. The Borrower defaulted under Section
         8.16 of the Credit Agreement by making Capital Expenditures in an amount in excess of $14,500,000 during the four fiscal quarters ending on or about March 31, 1999.

                  (b) Consolidated Tangible Net Worth. The Borrower defaulted under Section 8.17 of the Credit Agreement by permitting its Consolidated Tangible Net Worth to be less than $8,750,000 as at March 31, 1999.

                  (c) Consolidated Leverage Ratio. The Borrower defaulted under
         Section 8.18 of the Credit Agreement by permitting the ratio of the Borrower's consolidated total liabilities (as determined in accordance with GAAP) to Consolidated Tangible Net Worth to be greater than 4.00 to 1.00 as at March 31, 1999.

         4.2 Waiver. Upon the date on which this Amendment becomes effective, the Bank hereby waives the Borrower's Defaults and Events of Default described in the preceding Sections 4.1(a) through 4.1(c) (the "Existing Defaults"). The waiver of the Existing Defaults set forth above is limited to the express terms thereof, and nothing herein shall be deemed a waiver by the Bank of any other term, condition, representation or covenant applicable to the Borrower under the Credit Agreement (including but not limited to any future occurrence similar to the Existing Defaults) or any of the other agreements, documents or instruments executed and delivered in connection therewith, or of the covenants described therein. The waivers set forth herein shall not constitute a waiver by the Bank of any other Default or Event of Default, if any, under the Credit Agreement, and shall not be, and shall not be deemed to be, a course of action with respect thereto upon which the Borrower may rely in the future, and the Borrower hereby expressly waives any claim to such effect.

         Section 5. Representations, Warranties, Authority, No Adverse Claim.

         5.1 Reassertion of Representations and Warranties, No Default. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Bank.

         5.2 Authority, No Conflict, No Consent Required. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by the Borrower in connection herewith or therewith by proper corporate, and none of the Amendment Documents nor the agreements contained herein or therein contravene or constitute a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower's Articles of Incorporation, Bylaws or any other agreement or requirement of law, or result in the imposition of any lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Bank. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Bank.

         5.3 No Adverse Claim. The Borrower warrants, acknowledges and agrees that no events have been taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Bank with respect to the Borrower's obligations under the Credit Agreement as amended by this Amendment.

         Section 6. Affirmation of Credit Agreement, Further References, Affirmation of Security Interest. The Bank and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. The Borrower confirms to the Bank that the Borrower's obligations under the Credit Agreement, as amended by this Amendment are and continue to be secured by the security interest granted by the Borrower in favor of the Bank under the Security Agreement, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

         Section 7. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

         Section 8. Severability. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

         Section 9. Successors. The Amendment Documents shall be binding upon the Borrower and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Bank and the successors and assigns of the Bank.

         Section 10. Legal Expenses. As provided in Section 10.2 of the Credit Agreement, the Borrower agrees to reimburse the Bank, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Bank) incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrower under the Amendment Documents, and to pay and save the Bank harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrower shall survive any termination of the Credit Agreement.

         Section 11. Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

         Section 12. Counterparts. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

         Section 13. Governing Law. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.

         [The remainder of this page has been intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.


                                    BORROWER:

                                    HEALTH RISK MANAGEMENT, INC.

                                    By:

                                    Title:



                                    BANK:

                                    U.S. BANK NATIONAL ASSOCIATION


                                    By:

                                    Title:

                                                 EXHIBIT A-1 TO SECOND AMENDMENT
                                                             TO CREDIT AGREEMENT


                       REAFFIRMATION OF SECURITY AGREEMENT



                                  June 30, 1999



U.S. Bank National Association
U.S. Bank Place - MPFP0907
601 Second Avenue South
Minneapolis, Minnesota 55402-4302

         Re: Security Agreement Executed by the Undersigned dated June 24, 1994, (the "Security Agreement") Regarding the Liabilities (as defined in the Security Agreement) of Health Risk Management, Inc. (the "Borrower") to U.S. Bank National Association (the "Bank")

         This will confirm (a) that the undersigned hereby consents to the terms of that Second Amendment to Credit Agreement dated concurrently herewith by and between the Borrower and the Bank (the "Amendment") and to the execution and delivery of the Amendment by the Borrower and (b) that the obligations of the Borrower to the Bank under the Amended and Restated Revolving Credit and Term Loan Agreement dated as of May 1, 1998, as previously amended and as amended by the Amendment, constitute "Liabilities" of the Borrower to the Bank within the meaning of the above-referenced Security Agreement. This will further confirm that as modified by clause (b) of the immediately preceding sentence, all of the terms, covenants and conditions of the Security Agreement remain in full force and effect.

                                    INSTITUTE FOR HEALTHCARE QUALITY, INC.,
                                    a Minnesota corporation


                                    By:
                                       Its:

                                                 EXHIBIT A-2 TO SECOND AMENDMENT
                                                             TO CREDIT AGREEMENT


                       REAFFIRMATION OF SECURITY AGREEMENT



                                  June 30, 1999



U.S. Bank National Association
U.S. Bank Place - MPFP0907
601 Second Avenue South
Minneapolis, Minnesota 55402-4302

         Re: Security Agreement Executed by the Undersigned dated June 24, 1994, (the "Security Agreement") Regarding the Liabilities (as defined in the Security Agreement) of Health Risk Management, Inc. (the "Borrower") to U.S. Bank National Association (the "Bank")

         This will confirm (a) that the undersigned hereby consents to the terms of that Second Amendment to Credit Agreement dated concurrently herewith by and between the Borrower and the Bank (the "Amendment") and to the execution and delivery of the Amendment by the Borrower and (b) that the obligations of the Borrower to the Bank under the Amended and Restated Revolving Credit and Term Loan Agreement dated as of May 1, 1998, as previously amended and as amended by the Amendment, constitute "Liabilities" of the Borrower to the Bank within the meaning of the above-referenced Security Agreement. This will further confirm that as modified by clause (b) of the immediately preceding sentence, all of the terms, covenants and conditions of the Security Agreement remain in full force and effect.

                               HEALTH RESOURCE MANAGEMENT, LTD,
                               an Alberta, Canada corporation


                               By:
                               Its:

                                                 EXHIBIT A-3 TO SECOND AMENDMENT
                                                             TO CREDIT AGREEMENT


                       REAFFIRMATION OF SECURITY AGREEMENT



                                  June 30, 1999



U.S. Bank National Association
U.S. Bank Place - MPFP0907
601 Second Avenue South
Minneapolis, Minnesota 55402-4302

         Re: Security Agreement Executed by the Undersigned dated June 24, 1994, (the "Security Agreement") Regarding the Liabilities (as defined in the Security Agreement) of Health Risk Management, Inc. (the "Borrower") to U.S. Bank National Association (the "Bank")

         This will confirm (a) that the undersigned hereby consents to the terms of that Second Amendment to Credit Agreement dated concurrently herewith by and between the Borrower and the Bank (the "Amendment") and to the execution and delivery of the Amendment by the Borrower and (b) that the obligations of the Borrower to the Bank under the Amended and Restated Revolving Credit and Term Loan Agreement dated as of May 1, 1998, as previously amended and as amended by the Amendment, constitute "Liabilities" of the Borrower to the Bank within the meaning of the above-referenced Security Agreement. This will further confirm that as modified by clause (b) of the immediately preceding sentence, all of the terms, covenants and conditions of the Security Agreement remain in full force and effect.

                                      HRM CLAIM MANAGEMENT, INC.,
                                      a Minnesota corporation


                                      By:

                                      Its: